Filed Pursuant to 497(e)
under the Securities Act of 1933, as amended
Registration File No.: 333-29337

State Street Institutional Funds

State Street Institutional Small-Cap Equity Fund

(the “Fund”)

Investment Class (SIVIX) Service Class (SSQSX)

SUPPLEMENT DATED SEPTEMBER 30, 2026 TO THE SUMMARY PROSPECTUS, PROSPECTUS, AND STATEMENT OF ADDITIONAL INFORMATION EACH DATED JANUARY 31, 2026, AS MAY BE SUPPLEMENTED FROM TIME TO TIME

Effective immediately, Christian McDonald, of sub-adviser Kennedy Capital Management LLC (“Kennedy” or the “Firm”), is added to the portfolio management team of the Fund. Frank Latuda, Jr. and McAfee Burke of Kennedy, the current portfolio managers, remain in their existing roles. Additionally, Kennedy has announced that Mr. Burke is expected to step away from day-to-day portfolio management duties in the second quarter of 2027, and transition to a different role with the Firm (the “Transition”). At that time of the Transition, Mr. Latuda and Mr. McDonald are expected to remain in their current roles as portfolio managers of the Fund.

Effective immediately, the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) are amended as follows:

1.	The section titled “Investment Adviser and Sub-Advisers” beginning on page 7 of the Summary Prospectus and page 9 of the Prospectus is deleted and replaced with the following:

Investment Adviser and Sub-Advisers

SSGA FM serves as the investment adviser to the Fund. Kennedy Capital Management LLC (“Kennedy”), PanAgora Asset Management, Inc. (“PanAgora”), SouthernSun Asset Management, LLC (“SouthernSun”), and Westfield Capital Management Company, L.P. (“Westfield”) serve as investment sub-advisers to the Fund, subject to the oversight of SSGA FM. The Adviser and certain other affiliates of State Street Corporation make up State Street Investment Management.

The professionals primarily responsible for the day-to-day management of the Fund are Shawn McKay, Fares Altaher, Richard Tan, George Mussalli, Frank Latuda, Jr., McAfee Burke, Christian McDonald, Phillip Cook, William Muggia and Richard Lee. Mr. McKay has served as a portfolio manager of the Fund since 2019, Mr. Altaher has served as a portfolio manager of the Fund since May 2022, Mr. Latuda has served as a portfolio manager of the Fund since 2010, Mr. Burke has served as a portfolio manager of the Fund since 2022, Mr. McDonald has served as a portfolio manager of the Fund since September 2026, Mr. Cook has served as a portfolio manager of the Fund since 2021, and Messrs. Muggia and Lee have served as portfolio managers of the Fund since March 2024.

Shawn McKay, CFA, is a Vice President of the Adviser and a member of the Investment Strategist Team within the Investment Solutions Group. He joined the Adviser in 2007.

Fares Altaher is a Vice President of the Adviser and a member of the Manager Research Team for the Investment Solutions Group. He joined the Adviser in 2018.

Richard Tan, CFA, is a Managing Director and Head of Stock Selector Equity at PanAgora. He joined PanAgora in 2008.

George Mussalli, CFA, is the Global Chief Investment Officer at PanAgora. He joined PanAgora in 2004.

Frank Latuda Jr., CFA, is Chief Investment Officer and Portfolio Manager at Kennedy. He joined Kennedy in 1997.

McAfee Burke, CFA†, is a Portfolio Manager at Kennedy. He joined Kennedy in 2015.

Christian McDonald, CFA, is a Portfolio Manager at Kennedy. He joined Kennedy in 2005.

Phillip Cook is the Chief Investment Officer and Principal at SouthernSun. He joined SouthernSun in 2006.

William A. Muggia is the Chief Executive Officer and Chief Investment Officer at Westfield. He joined Westfield in 1994.

Richard D. Lee, CFA, is a Managing Partner and Chief Investment Officer at Westfield. He joined Westfield in 2004.

†	Mr. Burke is expected to step away from day-to-day portfolio management duties in the second quarter of 2027 and transition to a different role with Kennedy.

2.	In the section titled “Management and Organization – Sub-Advisers – Kennedy Capital Management LLC” beginning on page 33 of the Prospectus is deleted in its entirety and replaced with the following:

Kennedy Capital Management LLC

Kennedy is a registered investment adviser that was formed in 1980 to provide customized investment management services to corporate and public pension funds, endowments, foundations and multi-employer plans as well as high-net-worth individuals, and specializes in the small and mid-cap asset classes. As of June 30, 2026, Kennedy had approximately $6.08 billion in discretionary and non-discretionary assets under management. Kennedy’s Allocated Assets are managed by a team of investment professionals led by Frank Latuda, Jr., CFA, McAfee Burke, CFA, and Christian McDonald, CFA.

Frank Latuda Jr., CFA, is Chief Investment Officer at Kennedy as well as a Portfolio Manager of Kennedy’s Small Cap Value, All Cap Value and SMID Cap Value separately-managed portfolios. As Chief Investment Officer, Mr. Latuda also serves as Chairman of Kennedy’s Investment Policy Committee. Mr. Latuda joined Kennedy as an equity analyst in 1997 and served as Director of Research from 1998 until 2000. He has been Portfolio Manager since October 2000, when he took over the Small Cap Value portfolio. Prior to joining Kennedy, he was an analyst with Burns, Pauli, Mahoney Company. Mr. Latuda earned a B.S. in Electrical Engineering from the University of Notre Dame, as well as an M.S. in Electrical Engineering and an M.B.A. from the University of Illinois.

McAfee Burke, CFA†, is a Portfolio Manager for the Small Cap Value and SMID Cap Value separately-managed portfolios and a Research Analyst at Kennedy. As a Research Analyst at Kennedy, Mr. Burke is responsible for selecting and monitoring securities within certain sectors of Kennedy’s universe. He joined Kennedy as a Research Analyst in 2015. Mr. Burke began his investment career in 2005, and prior to joining Kennedy he worked as a Portfolio Manager and senior equity analyst for Delaware Investments for 8 years. He earned a B.A. in Economics and Spanish from Bowdoin College.

Christian McDonald, CFA, is a Portfolio Manager for the Small Cap Value, ESG SMID Cap, Small/Mid Cap Core, and Mid Cap Value strategies. Mr. McDonald joined Kennedy in November 2005 as a Research Analyst in November 2005. Prior to joining Kennedy, Mr. McDonald spent six years in various finance roles at The Boeing Company. Mr. McDonald graduated summa cum laude with a B.S. in Finance and Operations Management from Washington University in St. Louis and earned an M.B.A. from the UCLA Anderson School of Management. Mr. McDonald is also a Fundamentals of Sustainability Accounting (FSA) Credential Holder.

†	Mr. Burke is expected to step away from day-to-day portfolio management duties in the second quarter of 2027 and transition to a different role with Kennedy.

3.

In the table which lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for each Fund and assets under management in those accounts in the section “PORTFOLIO MANAGERS” on page 48 of the SAI, the information is updated to include the number and types of accounts managed by Christian McDonald and the assets under management in those accounts:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (billions)	Other Pooled Investment Vehicle Accounts	Assets Managed (billions)	Other Accounts	Assets Managed (billions)	Total Assets Managed (billions)
Christian McDonald†, ††	1	$0.09	4	$0.24	48	$1.15	$1.49

†	Mr. Burke is expected to step away from day-to-day portfolio management duties in the second quarter of 2027 and transition to a different role with Kennedy.
††	Information for Mr. McDonald provided as of September 1, 2026.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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